                              Exhibit 99.1

                        Joint Filer Information

Name of Joint Filer:                   Black Knight, Inc.

Address of Joint Filer:                601 Riverside Avenue
                                       Jacksonville, FL 32204

Relationship of Joint Filer to         10% Owner
Issuer:                                Director

Issuer Name and Ticker or Trading      Dun & Bradstreet
Symbol:                                Holdings, Inc. [DNB]

Date of Earliest Transaction           February 15, 2022
Required to be Reported:

Designated Filer:                      Black Knight, Inc.

Signature:

Black Knight, Inc.

By:    /s/ Colleen E. Haley
       --------------------------------------------
       Name: Colleen E. Haley
       Title: Senior Vice President and Corporate Secretary

Dated:  February 17, 2022

                              Exhibit 99.1

                       Joint Filer Information

                              (continued)

Name of Joint Filer:                  Black Knight Financial Services, Inc.

Address of Joint Filer:               c/o Black Knight, Inc.
                                      601 Riverside Avenue
                                      Jacksonville, FL 32204

Relationship of Joint Filer to        10% Owner
Issuer:                               Director

Issuer Name and Ticker or Trading     Dun & Bradstreet
Symbol:                               Holdings, Inc. [DNB]

Date of Earliest Transaction          February 15, 2022
Required to be Reported:

Designated Filer:                     Black Knight, Inc.

Signature:

Black Knight Financial Services, Inc.

By:    /s/ Colleen E. Haley
       ---------------------------------------
       Name: Colleen E. Haley
       Title:  Senior Vice President and Corporate Secretary

Dated:  February 17, 2022

                            Exhibit 99.1

                       Joint Filer Information

                             (continued)

Name of Joint Filer:                 Black Knight Financial Services, LLC

Address of Joint Filer:              c/o Black Knight, Inc.
                                     601 Riverside Avenue
                                     Jacksonville, FL 32204

Relationship of Joint Filer to       10% Owner
Issuer:                              Director

Issuer Name and Ticker or Trading    Dun & Bradstreet
Symbol:                              Holdings, Inc. [DNB]

Date of Earliest Transaction         February 15, 2022
Required to be Reported:

Designated Filer:                    Black Knight, Inc.

Signature:

Black Knight Financial Services, LLC

By:     /s/ Colleen E. Haley
        ---------------------
        Name: Colleen E. Haley
        Title:  Senior Vice President and Corporate Secretary

Dated:  February 17, 2022

                              Exhibit 99.1

                         Joint Filer Information

                               (continued)

Name of Joint Filer:                Black Knight InfoServ, LLC

Address of Joint Filer:             c/o Black Knight, Inc.
                                    601 Riverside Avenue
                                    Jacksonville, FL 32204

Relationship of Joint Filer to      10% Owner
Issuer:                             Director

Issuer Name and Ticker or Trading   Dun & Bradstreet
Symbol:                             Holdings, Inc. [DNB]

Date of Earliest Transaction        February 15, 2022
Required to be Reported:

Designated Filer:                   Black Knight, Inc.

Signature:

Black Knight InfoServ, LLC

By:     /s/ Colleen E. Haley
        --------------------------------
        Name: Colleen E. Haley
        Title:  Senior Vice President and Corporate Secretary

Dated:  February 17, 2022